UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	RSLS	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 15, 2021, ReShape Lifesciences Inc. (“ReShape”) completed the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of January 19, 2021 (the “Merger Agreement”), by and among ReShape, Obalon Therapeutics, Inc. (“Obalon”), and Optimus Merger Sub, Inc., a wholly owned subsidiary of Obalon (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into ReShape, with ReShape surviving the merger as a wholly owned subsidiary of Obalon (the “Merger”). As a result of the Merger, Obalon will be renamed “ReShape Lifesciences Inc.” and ReShape will be renamed ReShape Weightloss Inc.

At the consummation of the Merger, each issued and outstanding share of common stock of ReShape, $0.001 par value per share (“Common Stock”), and each issued and outstanding share of series B convertible preferred stock of ReShape, $0.001 par value per share, was converted into 0.5637 shares (on a post-reverse stock split basis following a 1-for-3 reverse stock split of Obalon’s common stock) of Obalon common stock, par value $0.001 per share (“Obalon Common Stock”), and cash in lieu of fractional shares. In addition, at the consummation of the Merger, Obalon assumed the obligations of the series C convertible preferred stock, par value $0.001 per share of ReShape (“ReShape Series C Preferred Stock”), filed a new Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock creating shares of series C convertible preferred stock, $0.001 par value per share of Obalon (the “Obalon Series C Preferred Stock”), and issued shares of Obalon Series C Preferred Stock in exchange for the shares of ReShape Series C Preferred Stock.

The issuance of Obalon Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to Obalon’s registration statement on Form S-4 (File No. 333-254841) filed with the United States Securities and Exchange Commission (the “SEC”) on March 30, 2021, as amended on April 9, 2021, and declared effective on April 13, 2021.

The Merger Agreement contains representations, warranties, covenants and other terms, provisions and conditions that the parties made to each other as of specific dates. The assertions embodied therein were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, they may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, no person should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information at the time they were made or otherwise.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Form 8-K”) is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the Merger, ReShape’s Common Stock will no longer trade on the OTCQB Market. In addition, ReShape intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of its Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information in Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the Merger, a change in control of ReShape occurred and ReShape, as the surviving entity of the Merger, became a wholly-owned subsidiary of Obalon, which was renamed “ReShape Lifesciences Inc.” Immediately after the closing of the Merger, former ReShape stockholders own approximately 51% of the combined company’s outstanding shares of common stock and former Obalon stockholders own approximately 49%.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

As a result of the Merger, all of the current directors of the ReShape board of directors, other than Bart Bandy, resigned from the board of directors and any committees of which they were a member and all of the current directors of ReShape, including Bart Bandy, will continue as directors of the combined company in accordance with the provisions of the Merger Agreement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2021, ReShape filed a Seventh Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to change its corporate name to ReShape Weightloss Inc. effective as of June 15, 2021. The foregoing description of the Seventh Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the Seventh Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 19, 2021, by and among Obalon Therapeutics, Inc., Optimus Merger Sub, Inc., and ReShape Lifesciences Inc. (incorporated by reference to Exhibit 2.1 to ReShape Lifesciences Inc.’s Current Report on Form 8-K, filed with the SEC on January 20, 2021)*

3.1	Seventh Amended and Restated Certificate of Incorporation

* The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. ReShape will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Barton P. Bandy
Barton P. Bandy
President and Chief Executive Officer

Dated: June 15, 2021